UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8–K
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CURRENT REPORT
Pursuant to Section 13 OR 15 (d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 16, 2020

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OCUGEN, INC.
(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-36751	04-3522315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5 Great Valley Parkway, Suite 160
Malvern, Pennsylvania 19355
(484) 328-4701
(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐            Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐            Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	OCGN	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
The corporate presentation of Ocugen, Inc. (“Ocugen”), which Ocugen will post on its website on July 16, 2020 and is attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Corporate Presentation”), contains on slide 22 certain preliminary estimates of Ocugen’s cash and cash equivalents and principal amount of indebtedness outstanding, each as of June 30, 2020 (the “Preliminary Estimates”).
The Preliminary Estimates should not be viewed as a substitute for interim financial statements prepared in accordance with U.S. GAAP. The Preliminary Estimates are based on preliminary unaudited information and management estimates for the quarter ended June 30, 2020, are not a comprehensive statement of our financial results, and are subject to completion of our financial closing procedures. As a result, these Preliminary Estimates may differ from the actual results that will be reflected in our financial statements when they are completed and publicly disclosed. Additional information and disclosures would be required for a more complete understanding of our financial position and results of operations as of and for the quarter ended June 30, 2020. Our independent registered public accounting firm has not conducted an audit or review of, and does not express an opinion or any other form of assurance with respect to, these Preliminary Estimates.
The information disclosed under this Item 2.02 (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any Company filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 7.01      Regulation FD Disclosure
The Corporate Presentation is hereby furnished for purposes of Regulation FD. Ocugen will post the Corporate Presentation on its website on July 16, 2020 and may use the Corporate Presentation from time to time in presentations or discussions with investors, analysts and other parties.
As of July 15, 2020, there were 135,006,644 shares of Ocugen’s common stock outstanding.
The information in this Item 7.01 (including Exhibit 99.1) is being furnished solely to satisfy the requirements of Regulation FD and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.
Item 9.01 Financial Statements and Exhibits
The following exhibit is being filed herewith:
(d) Exhibits

Exhibit No.	Document
99.1	Ocugen, Inc. Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2020

OCUGEN, INC.

By:	/s/ Shankar Musunuri
Name: Shankar Musunuri
Title: Chief Executive Officer and Chairman

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